STI CLASSIC FUNDS
Supplement dated January 7, 2008, to the
International Equity 130/30 Fund (A, C and I Shares)
Prospectuses dated December 18, 2007
The following information replaces the first sentence in the first paragraph of the section entitled “Dividends and Distributions”:
The Real Estate 130/30 Fund and the U.S. Equity 130/30 Fund each distribute its net investment income quarterly, the International Equity 130/30 Fund distributes its net investment income annually, and each Fund makes distributions of its net realized capital gains, if any, at least annually.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SP-IE30-0108